Prudential Variable Investment Plan

Supplement Dated June 8, 2004
To The Prospectus Dated May 1, 2004

Because the Real Property Account is not an underlying mutual fund, we have not reflected the expenses of the Account in the Expense Example figures within the May 1, 2004 prospectus. Thus, the Expense Examples assume the maximum fees and expenses of the mutual fund investment options only.

The footnote to the Total Annual Mutual Fund Operating Expenses section, on page 5 of the prospectus, is replaced with the following:

* The Real Property Account is a distinct variable investment option, but is not a registered mutual fund. The Total Annual Operating Expenses for the Real Property Account are 8.94%.